Ex 1.1

                     HEALTH AND RETIREMENT PROPERTIES TRUST
                    (a Maryland real estate investment trust)


                               PURCHASE AGREEMENT
                               ------------------



                                                                    July 2, 1997



MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
North Tower, 26th Floor
World Financial Center
New York, New York 10281-1209


Ladies and Gentlemen:

     Health and Retirement Properties Trust, a Maryland real estate investment trust (the "Company"), confirms its agreement with you with respect to the sale by the Company and the purchase by you of the aggregate principal amount of the Company's Remarketed Reset Notes (the "Securities") set forth in Schedule I hereto. The Securities are to be issued pursuant to the Indenture and Supplemental Indenture referred to in Schedule I hereto (together, the "Indenture"), between the Company and the Trustee identified in such Schedule (the "Trustee").

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-26887) for the registration of debt securities, preferred shares of beneficial interest, depositary shares, common shares of beneficial interest and warrants under the Securities Act of 1933, as amended (the "1933 Act"), and has filed such amendments thereto, if any, as may have been required to the date hereof. Such registration statement has been declared effective under the 1933 Act and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement (as amended, if applicable) and the prospectus constituting a part thereof, as supplemented by the prospectus supplement relating to the Securities (including, in each case, all documents incorporated or deemed to be incorporated by reference therein), as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise, are hereinafter referred to as the "Registration Statement" and the "Prospectus", respectively. All references in this Agreement to financial statements and schedules and other information which is "contained", "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or in the Prospectus, as the case may be.

Section 1. Representations and Warranties.

     (a) The Company represents and warrants to you as of the date hereof as follows:

          (i) At the time the Registration Statement became effective, the Registration Statement complied in all material respects with the requirements of the 1933 Act and the rules and regulations under the 1933 Act (the "1933 Act Regulations") and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the date hereof (unless the term "Prospectus" refers to a prospectus which has been provided to you by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the date of effectiveness of the Registration Statement, in which case at the time it is first provided to you for such use) and at the Closing Time referred to in Section 2 hereof, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection (i) shall not apply to (a) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) of the Trustee under the 1939 Act or (b) those parts of the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by you expressly for use in the Registration Statement or the Prospectus.

          (ii) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other





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

     information in the Prospectus, at the time the Registration Statement became effective and at Closing Time, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iii) The Company is a Maryland real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland. Each of its subsidiaries has been duly organized and is validly existing as a corporation or trust in good standing under the laws of its jurisdiction of incorporation or organization. Each of the Company and its subsidiaries has full power and authority (corporate and other) to carry on its business as described in the Registration Statement and in the Prospectus and to own, lease and operate its properties. Each of the Company and its subsidiaries is duly qualified and is in good standing as a foreign corporation or trust, as the case may be, and is authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (iv) The financial statements of the Company and its subsidiaries and, to the Actual Knowledge of the Company (as defined in paragraph (xii) of this Section 1(a)), of Marriott International, Inc. (the "Operator") and Government Properties Investors, Inc. ("GPI") and its consolidated subsidiaries, together with the related schedules and notes thereto, included or incorporated by reference in the Registration Statement and in the Prospectus, comply as to form in all material respects with the requirements of the 1933 Act. Such financial statements of the Company and, to the Actual Knowledge of the Company, of the Operator and GPI, together with the related schedules and notes thereto, present fairly the consolidated financial position, results of operations, shareholders' equity and changes in financial position of the foregoing entities at the respective dates or for the respective periods therein specified and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved. The pro forma financial statements and other pro forma financial information (including the notes thereto) included or incorporated by reference in the Registration Statement and in the Prospectus (i) present fairly the information shown therein, (ii) have been prepared in accordance with the Commission's





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

     rules and guidelines with respect to pro forma financial statements and
     (iii) have been properly compiled on the basis described therein and the assumptions used in the preparation of such pro forma financial statements and other pro forma financial information (including the notes thereto) are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. The adjusted pro forma financial statements and other adjusted pro forma financial information (including the notes thereto) included or incorporated by reference in the Registration Statement and in the Prospectus (i) present fairly the information shown therein and (ii) have been properly compiled on the basis described therein and the assumptions used in the preparation of such adjusted pro forma financial statements and other adjusted pro forma financial information (including the notes thereto) are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (v) The accountants who have certified the financial statements of the Company and its subsidiaries and, to the Actual Knowledge of the Company, of the Operator and its subsidiaries and of GPI and its subsidiaries, included or incorporated by reference in the Registration Statement and in the Prospectus are independent certified accountants as required by the 1933 Act. The statements included in or incorporated by reference in the Registration Statement and in the Prospectus with respect to such accountants pursuant to Rule 509 of Regulation S-K under the 1933 Act are true and correct in all material respects.

          (vi) The Indenture has been duly qualified under the 1939 Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, except as limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the rights or remedies of creditors or (b) the effect of general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law.)

          (vii) The Securities have been authorized by all necessary trust action and, when executed and authenticated in accordance with the provisions of the Indenture and delivered and paid for pursuant to this Agreement, will be valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws




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

     relating to or affecting the rights or remedies of creditors or (b) the effect of general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law.)

          (viii) The Securities and the Indenture conform to the descriptions thereof in the Registration Statement and in the Prospectus.

          (ix) Since the respective dates as of which information is given in the Prospectus, and except as otherwise disclosed therein, (i) there has been no material adverse change in the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or, to the Actual Knowledge of the Company or the Advisor (as defined in paragraph (xii) of this Section 1(a)), in any case whether or not arising in the ordinary course of business, (ii) there have been no material transactions entered into by the Company and its subsidiaries, on a consolidated basis, or, to the Actual Knowledge of the Company, by the Advisor, other than transactions in the ordinary course of business, (iii) neither the Company nor its subsidiaries nor, to the Actual Knowledge of the Company, the Advisor, has incurred any material liabilities or obligations, direct or contingent, (iv) the Company and its subsidiaries, on a consolidated basis, have not (A) other than the declaration by the Board of Trustees on July 2, 1997 of a dividend of $0.36 per share of beneficial interest to shareholders of record on July 25, 1997, payable August 22, 1997, declared, paid or made a dividend or distribution of any kind on any class of its shares of beneficial interest (other than dividends or distributions from wholly owned subsidiaries to the Company), (B) other than the issuance of 9,500 common shares of beneficial interest pursuant to its 1992 Incentive Share Award Plan authorized by the Company's Board of Trustees on July 2, 1997, issued any shares of beneficial interest of the Company or any of its subsidiaries or any options, warrants, convertible securities or other rights to purchase the shares of beneficial interest of the Company or any of its subsidiaries (other than the issuance of common shares of beneficial interest upon conversion of certain convertible debentures of the Company) or (C) repurchased or redeemed shares of beneficial interest, and (v) there has not been (A) any material decrease in the Company's net worth or (B) any material increase in the short-term or long-term debt (including capitalized lease obligations) of the Company and its subsidiaries, on a consolidated basis.



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

          (x) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xi) Except as otherwise disclosed in the Prospectus, neither the Company nor any of its subsidiaries nor, to the Actual Knowledge of the Company, the Advisor, is in violation of its respective charter or by-laws or other organizational documents or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which the Company or any of its subsidiaries or, to the Actual Knowledge of the Company, the Advisor, is a party or by which any of their respective properties or assets may be bound or affected, except for any such violation that would not have a material adverse effect on the condition, financial or otherwise or in the respective earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, or of the Advisor, as the case may be. Neither the Company nor, to the Actual Knowledge of the Company, the Advisor, is in violation of any law, ordinance, governmental rule or regulation or court decree to which it is subject, except for any such violations that would not, individually or in the aggregate, have a material adverse effect on the business, operations, earnings, prospects, properties or condition (financial or otherwise) of any of the Company and its subsidiaries, taken as a whole, or the Advisor, as the case may be.

          (xii) Except as disclosed in the Registration Statement or in the Prospectus, there is not now pending or, to the knowledge of the Company, threatened, any litigation, action, suit or proceeding to which the Company or, to the actual knowledge of the Company (including without limitation, for purposes of this Agreement, its managing trustees) without independent inquiry (the "Actual Knowledge of the Company"), HRPT Advisors, Inc. (the "Advisor"), is or will be a party before or by any court or governmental agency or body, which (A) might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of



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

     the Company or, to the Actual Knowledge of the Company, of the Advisor, or
     (B) might materially and adversely affect the property or assets of the Company or, to the Actual Knowledge of the Company, of the Advisor, or (C) concerns the Company or, to the Actual Knowledge of the Company, the Advisor, and is required to be disclosed in the Prospectus, or (D) could adversely affect the consummation of this Agreement and the issuance, purchase and sale of the Securities. No contract or other document is required to be described in the Registration Statement or in the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

          (xiii) The execution, delivery and performance by the Company of this Agreement, the issuance, offering and sale by the Company of the Securities as contemplated by the Registration Statement and by the Prospectus and the consummation of the transactions contemplated hereby and compliance with the terms and provisions hereof, will not violate or conflict with or constitute a breach of any of the terms or provisions of, or a default under, (i) the Amended and Restated Declaration of Trust (the "Declaration of Trust") or the By-laws of the Company or the charter or by-laws or other organizational documents of any subsidiaries of the Company or, to the Actual Knowledge of the Company, the respective charter or by-laws or other organizational documents of the Advisor, or (ii) except as disclosed in the Prospectus, any agreement, indenture or other instrument to which the Company or any of its subsidiaries or, to the Actual Knowledge of the Company, the Advisor, is a party or by which the Company or any of its subsidiaries or, to the Actual Knowledge of the Company, the Advisor or their respective properties or assets is bound, or (iii) any laws, administrative regulations or rulings or decrees to which the Company or any of its subsidiaries or, to the Actual Knowledge of the Company, the Advisor or their respective properties or assets may be subject.

          (xiv) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the issuance, sale and delivery of the Securities pursuant to this Agreement, except such as have been obtained and such as may be required under foreign and state securities or "Blue Sky" laws.



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          (xv) Except as otherwise disclosed in the Registration Statement and in the Prospectus, the Company and each of its subsidiaries has good and marketable title or ground leases, free and clear of all liens, claims, encumbrances and restrictions, except liens for taxes not yet due and payable and other liens and encumbrances which do not, either individually or in the aggregate, materially and adversely affect the current use or value thereof, to all property and assets described in the Registration Statement and in the Prospectus as being owned by them. Except as otherwise set forth in the Registration Statement or in the Prospectus, all leases to which the Company and each of its subsidiaries is a party relating to real property, and all other leases which are material to the business of the Company and its subsidiaries, taken as a whole, are valid and binding, and no default (to the Company's knowledge, in the case of leases to which the Company is a party as lessor, that would, individually or in the aggregate, have a material adverse effect on the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole) has occurred and is continuing thereunder, and the Company and each of its subsidiaries enjoys peaceful and undisturbed possession under all such leases to which it is a party as lessee. With respect to all properties owned or leased by the Company and each of its subsidiaries, the Company or such subsidiary has such documents, instruments, certificates, opinions and assurances, including without limitation, fee, leasehold owners or mortgage title insurance policies (disclosing no encumbrances or title exceptions which are material to the Company and its subsidiaries considered as a whole, except as otherwise set forth in the Registration Statement and in the Prospectus), legal opinions and property insurance policies in each case in form and substance as are usual and customary in transactions involving the purchase of similar real estate and are appropriate for the Company or such subsidiary to have obtained.

          (xvi) The Company and each of its subsidiaries owns, or possesses adequate rights to use, all patents, trademarks, trade names, service marks, copyrights, licenses and other rights necessary for the conduct of their respective businesses as described in the Registration Statement and in the Prospectus, and neither the Company nor any of its subsidiaries has received any notice of conflict with, or infringement of, the asserted rights of others with respect to any such patents, trademarks, trade names, service marks, copyrights, licenses and other such rights (other than conflicts or infringements that, if proven, would not have a material adverse effect on the business,



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

     operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole), and neither the Company nor any of its subsidiaries knows of any basis therefor.

          (xvii) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been timely filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

          (xviii) Except for non-compliance which in the aggregate does not have a material adverse effect on the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, and except for Hazardous Materials (as defined below) or substances which are handled and/or disposed of in compliance with all applicable federal, state and local requirements, to the Company's knowledge, after due investigation, the real property owned, leased or otherwise utilized by the Company and each of its subsidiaries in connection with the operation of their respective businesses, including, without limitation, any subsurface soils and ground water (the "Realty"), is free of contamination from any Hazardous Materials. To the Company's knowledge, after due investigation, the Realty does not contain any underground storage or treatment tanks, active or abandoned water, gas or oil wells, or any other underground improvements or structures, other than the foundations, footings, or other supports for the improvements located thereon which, based on present knowledge, could presently or at any time in the future cause a material detriment to or materially impair the beneficial use thereof by the Company or constitute or cause a significant health, safety or other environmental hazard to occupants or users thereof without regard to any special conditions of such occupants or users. The Company represents that, after due investigation, it has no knowledge of any material violation, with respect to the Realty, of any Environmental Law, or of any material liability on the part of the Company with respect to the Realty, resulting from the presence, use, release, threatened release, emission, disposal, pumping, discharge, generation or processing of any Hazardous Materials. As used herein, "Environmental Law" means any federal, state or local statute, regulation, judgment, order or authorization




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

     relating to emissions, discharges, releases or threatened releases of Hazardous Materials into ambient air, surface water, ground water, publicly owned treatment works, septic systems or land, or otherwise relating to the pollution or protection of health or the environment, and "Hazardous Materials" means any substance, material or waste which is regulated by any federal, state or local government or quasi-government authority, and includes, without limitation, (a) any substance, material or waste defined, used or listed as a "hazardous waste", "hazardous substance", "toxic substance", "medical waste", "infectious waste" or other similar terms as defined or used in any Environmental Law, as such Environmental Law may from time to time be amended; and (b) any petroleum products, asbestos, lead-based paint, polychlorinated biphenyls, flammable explosives or radioactive materials.

          (xix) Each of the Company, its subsidiaries and, to the Actual Knowledge of the Company, the Advisor, has such permits, licenses, franchises and authorizations of governmental or regulatory authorities (together, "permits"), including, without limitation, under any applicable Environmental Law, as are necessary to own, lease and operate its properties and to engage in the business currently conducted by it, except such licenses and permits as to which the failure to own or possess will not in the aggregate have a material adverse effect on the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company, or, to the Actual Knowledge of the Company, the Advisor, and neither the Company nor, to the Actual Knowledge of the Company, the Advisor, has any reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such license, certificate, permit, authorization, approval, franchise or right; each of the Company, its subsidiaries and, to the Actual Knowledge of the Company, the Advisor, has fulfilled and performed all of its obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Registration Statement and in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company, any of its subsidiaries or, to the Actual Knowledge of the Company, the Advisor.

          (xx) To the knowledge of the Company, no labor problem exists or is imminent with employees of the Company or any of its subsidiaries that could have a material adverse effect on the business, operations, earnings, prospects,




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

     properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

          (xxi) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any officer, trustee or director purporting to act on behalf of the Company or any of its subsidiaries, has at any time:
     (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law; (ii) made any payment of funds to, or received or retained any funds from, any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law; or (iii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds, which have been and are reflected in the normally maintained books and records of the Company and its subsidiaries.

          (xxii) The authorized, issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus. All of the issued and outstanding indebtedness of the Company and common shares of beneficial interest are duly and validly authorized and issued, and all of the issued and outstanding common shares of beneficial interest are fully paid and nonassessable.

          (xxiii) All of the outstanding shares of beneficial interest of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable, and, except as disclosed in the Registration Statement and in the Prospectus, are or will be owned by the Company free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

          (xxiv) None of the subsidiaries of the Company owns any shares of stock or any other securities of any corporation or has any equity interest in any firm, partnership, association or other entity other than the issued capital shares of its subsidiaries or as referred to or described in the Registration Statement and in the Prospectus and the Company does not own, directly or indirectly, any shares of stock or any other securities of any corporation or have any equity interest in any firm, partnership, association or other entity other than the issued capital stock of its subsidiaries, except in each case for non-controlling positions acquired in the ordinary course of business.



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

          (xxv) Except as disclosed in the Registration Statement and in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the officers, trustees or directors of the Company or any of its subsidiaries or any of the members of the families of any of them.

          (xxvi) The Company and each of its subsidiaries maintains insurance, duly in force, with insurers of recognized financial responsibility; such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, except as disclosed in or contemplated by the Registration Statement and by the Prospectus.

          (xxvii) Neither the Company nor any of its officers and directors (as defined in the 1933 Act Regulations) has taken or will take, directly or indirectly, prior to the termination of the offering contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (xxviii) Neither the Company nor any of its subsidiaries is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"), or an "investment adviser" as such term is defined in the Investment Advisers Act of 1940, as amended.

          (xxix) The Company is organized in conformity with the requirements for qualification, and, as of the date hereof the Company operates, and as of Closing Time the Company will operate, in a manner that qualifies the Company as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder, for 1996 and subsequent years. The




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     Company qualified as a real estate investment trust under the Code for each of its taxable years from 1987 through 1996.

          (xxx) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected, except such defaults which, singly or in the aggregate, would not have a material adverse effect on the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, considered as a whole, except as disclosed in the Registration Statement and in the Prospectus.

          (xxxi) The Advisory Agreement, dated as of November 20, 1986, as amended, between the Company and the Advisor (the "Advisory Agreement"), has been duly authorized, executed and delivered by the parties thereto and constitutes the valid agreement of the parties thereto, enforceable in accordance with its terms, except as limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the rights or remedies of creditors or (b) the effect of general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     (b) Any certificate signed by any officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by the Company to you as to the matters covered thereby.

     Section 2. Sale and Delivery to You; Closing.

     (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to you, and you agree to purchase from the Company, at the purchase price set forth in Schedule I hereto, the aggregate principal amount of Securities set forth in Schedule I hereto, plus accrued interest, if any, from the date specified in Schedule I hereto to the date of payment and delivery.

     (b) Payment of the purchase price for and delivery of the Securities shall be made on the date and at the time and place set forth in Schedule I hereto (such time and date of payment and delivery being herein called "Closing Time"). Payment shall be made by certified or official bank check or checks in Federal or similar same-day funds payable to the order of the Company against delivery to you of the Securities to be purchased by you. The Securities shall be in such authorized denominations and registered in such names as you may request in writing at least two business days before Closing Time. The Securities will be made available for examination and packaging by you not later than 10:00 a.m. on the last business day prior to Closing Time.

     Section 3. Covenants of the Company. The Company covenants with you as follows:

     (a) Immediately following the execution of this Agreement, the Company will prepare a Prospectus Supplement setting forth the aggregate principal amount of Securities covered thereby and their terms not otherwise specified in the Prospectus or the Indenture, your name, the price at which the Securities are to be purchased by you from the Company, the initial public offering price, if any, the selling concession and reallowance, if any, and any delayed delivery arrangements, and such other information as you and the Company deem appropriate in connection with the offering of the Securities; and the Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations and will furnish to you as many copies of the Prospectus (including such Prospectus Supplement) as you shall reasonably request.

     (b) Until the termination of the initial offering of the Securities, the Company will notify you immediately, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the transmittal to the Commission for filing of any supplement or amendment to the Prospectus or any document to be filed pursuant to the 1934 Act, (iii) of the receipt of any comments from the Commission with respect to the Securities, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus with respect to the Securities or for additional information relating thereto, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (c) The Company will give you notice of its intention to file or prepare any post-effective amendment to the Registration Statement or any amendment or supplement (including any document to be filed pursuant to the 1934 Act prior to the termination of the initial offering of the Securities) to the Prospectus (including any revised prospectus which the Company proposes for use by you in connection with the offering of the Securities which differs from the prospectus on file at the Commission at the time that the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), will furnish you with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which your counsel shall reasonably object.

     (d) The Company will deliver to you a conformed copy of the Registration Statement as originally filed and of each amendment thereto filed prior to the termination of the initial offering of the Securities (including exhibits filed therewith or incorporated by reference therein and the documents incorporated by reference into the Prospectus pursuant to Item 12 of Form S-3).

     (e) The Company will furnish to you, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as you may reasonably request for the purposes contemplated by the 1933 Act, the 1933 Act Regulations, the 1934 Act or 1934 Act Regulations.

     (f) If any event shall occur as a result of which it is necessary, in the opinion of your counsel, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will either (i) forthwith prepare and furnish to you a reasonable number of copies of an amendment of or supplement to the Prospectus or (ii) make an appropriate filing pursuant to
Section 13, 14 or 15 of the 1934 Act, in form and substance reasonably satisfactory to your counsel, which will amend or supplement the Prospectus so that it will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading.

     (g) The Company will endeavor in good faith, in cooperation with you, to qualify the Securities for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions of the United States as you may designate provided that, in connection therewith, the Company shall not be required to qualify as a foreign corporation or trust or to file any general consent to service of process. In each jurisdiction in which the Securities have been so qualified the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as required for the distribution of the Securities.

     (h) The Company will make generally available to its security holders as soon as reasonably practicable, but not later than 90 days after the close of the period covered thereby, an earning statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a period of at least twelve months beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement. "Earning statement", "make generally available" and "effective date" will have the meanings contained in Rule 158 of the 1933 Act Regulations.

     (i) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under the caption "Use of Proceeds" in all material respects.

     (j) The Company currently intends to continue to elect to qualify as a "real estate investment trust" under the Code, and use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust".

     (k) The Company will timely file any document which it is required to file pursuant to the 1934 Act prior to the termination of the offering of the Securities.

     (l) The Company will not, between the date of this Agreement and the termination of any trading restrictions or Closing Time, whichever is later, with respect to the Securities, without your prior written consent, offer or sell, grant any option for the sale of, or enter into any agreement to sell, any debt securities of the Company with a maturity of more than one year (other than the Securities which are to be sold pursuant to this Agreement and additional or expanded commitments to participate in the Company's revolving line of credit) except as may otherwise be provided in this Agreement.

     Section 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the printing and filing of this Agreement, (iii) the preparation, issuance and delivery of the Securities to you, (iv) the fees and disbursements of counsel for the Company, referred to in Section 5(b) hereof, the Company's accountants, the Trustee and its counsel and any applicable calculation agent or exchange rate agent, (v) the qualification of the Securities under securities laws and real estate syndication laws in accordance with the provisions of
Section 3(g) hereof, including filing fees and the fee and disbursements of counsel for the Company in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the printing and delivery to you of copies of the Registration Statement as originally filed and of each amendment thereto, and of the Prospectus and any amendments or supplements thereto, (vii) the printing and delivery to you of copies of the Indenture, (viii) any fees charged by nationally recognized statistical rating organizations for the rating of the Securities, (ix) the cost of printing or reproducing and delivering to you copies of the Blue Sky Survey, (x) the cost of providing any CUSIP or other identification numbers for the Securities, and (xi) the fees and expenses of any depositary in connection with the Securities.

     If this Agreement is terminated by you in accordance with the provisions of
Section 5 or Section 9(a)(i), the Company shall reimburse you for all of your out-of-pocket expenses, including the reasonable fees and disbursements of your counsel.

     Section 5. Conditions of Your Obligations. Your obligations hereunder are subject to the accuracy of the representations and warranties of the Company herein contained, to the performance by the Company of its obligations hereunder, and to the following further conditions:

     (a) At Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. The price of the Securities and any other information previously omitted from the effective Registration Statement pursuant to Rule 415 of the 1933 Act Regulations shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to Closing Time the Company shall have provided evidence satisfactory to you of such timely filing, or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of the 1933 Act Regulations.

     (b) At Closing Time you shall have received:

          (1) The favorable opinion, dated as of Closing Time, of Sullivan & Worcester LLP, counsel for the Company, in form and substance satisfactory to your counsel, to the effect that:

          (i) The company is a Maryland real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland; each of its Significant Subsidiaries (as defined in Rule 1-02 of Regulation S-X under the 1933 Act) has been duly organized, is validly existing as a corporation or trust in good standing under the laws of its jurisdiction of incorporation or organization; each of the Company and its subsidiaries has the trust or corporate (as applicable) power and authority to carry on its business as described in the Registration Statement and in the Prospectus and to own, lease and operate its properties; each of the Company and its subsidiaries is duly qualified and is in good standing as a foreign corporation or trust, as the case may be, authorized to do business in each jurisdiction in which its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (ii) All of the issued and outstanding shares of beneficial interest of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company free and clear of any security interest or other adverse interest (within the meaning of Article 8 of the Massachusetts Uniform Commercial Code).

          (iii) The Registration Statement has become effective under the 1933 Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424 under the 1933 Act has been made in accordance with said Rule 424.

          (iv) The Company has the requisite trust power and authority to enter into and perform this Agreement and the Indenture and to issue and deliver the Securities.

          (v) To such counsel's knowledge, except as disclosed in the Registration Statement or in the Prospectus, there is not now pending or threatened, any litigation, action, suit ox proceeding to which the company or any of its subsidiaries or the Advisor is or will be a party before or by any court or governmental agency or body, which (A) might result in any material adverse change in the condition, financial or otherwise, or in the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or the Advisor or (B) might materially and adversely affect the property or assets of the Company and its subsidiaries, taken as a whole, or the Advisor, or (C) concerns the Company or any of its subsidiaries or the Advisor and is required to be disclosed in the Prospectus, or (D) could adversely affect the consummation of this Agreement and the issuance of the Securities; to such counsel's knowledge, no contract or other document is required to be described in the Registration Statement or in the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

          (vi) Except as otherwise disclosed in the Prospectus, to such counsel's knowledge, neither the Company, any of its subsidiaries nor the Advisor is in violation of its respective charter or by-laws or other organizational documents or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other material agreement, indenture or instrument to which the Company, any of its subsidiaries or the Advisor is a party or by which any of their respective properties or assets may be bound or affected, except for any such violation that would not have a material adverse effect on the business, operations, earnings, business prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole, or the Advisor, as the case may be.

          (vii) To such counsel's knowledge, each of the Company, its subsidiaries and the Advisor has such permits, licenses, franchises and authorizations of governmental or regulatory authorities (together, "permits"), including, without limitation, under any applicable Environmental Law, as are necessary to own, lease and operate its properties and to engage in the business currently conducted by it, except such licenses and permits as to which the failure to own or possess will not in the aggregate have a material adverse effect on the business, operations, earnings, business prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or the Advisor, as the case may be.

          (viii) The execution, delivery and performance of this Agreement and the Indenture, and the consummation of the transactions herein and therein contemplated will not conflict with or constitute a breach or violation of any of the terms or provision of, or constitute a default under, (A) the Declaration of Trust or the By-laws of the Company or the charter or by-laws or other organizational documents of the Advisor or any Significant Subsidiary of the Company, or (B) except as disclosed in the Prospectus, any material agreement, indenture or other instrument to which the Company, any of its Significant Subsidiaries or the Advisor or their respective material properties or assets is bound, or (C) any laws, administrative regulations or rulings or decrees known to such counsel to which the Company, any of its Significant Subsidiaries or the Advisor or their respective material properties or assets may be subject.

          (ix) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any federal, Massachusetts or Maryland court or public, governmental or regulatory agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or the Advisor or any of their respective material properties or assets is required for the Company's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the issuance, sale and delivery of the Securities pursuant to this Agreement, except such as have been obtained and such as may be required under foreign and state securities or "Blue Sky" laws.


          (x) The Advisory Agreement has been duly authorized, executed and delivered by the parties thereto and constitutes the valid agreement of the parties thereto, enforceable in accordance with its terms, except (a) as limited by the effect of bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights or remedies of creditors, (b) as limited by the effect of general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (c) insofar as the enforceability of the indemnity and contribution provisions contained in such agreement may be limited by federal or state securities laws and the public policy underlying such laws.

          (xi) The Advisor (A) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and (B) has the requisite corporate power and authority to conduct its business as described in the Prospectus and to own and operate its material properties.

          (xii) The Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856-860 of the Code for each of the fiscal years ended December 31, 1987 through December 31, 1996, and the Company's current anticipated investments and its current plan of operation will enable it to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code; actual qualification of the Company as a real estate investment trust, however, will depend upon the Company's continued ability to meet, and its meeting, through actual annual operating results and distributions, the various qualification tests imposed under the Code.

          (xiii) The Registration Statement and the Prospectus and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, the Excluded Proceedings (as defined in the last paragraph of this Section 5(b)) and the part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) of the Trustee under the 1939 Act, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the 1933 Act.

          (xiv) Each document incorporated by reference in the Registration Statement and in the Prospectus (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, the Excluded Proceedings (as defined in the last paragraph of this Section 5(b)) and the part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) of the Trustee under the 1939 Act, as to which such counsel need not express any opinion) complied as to form when filed with the Commission in all material respects with the requirements of the 1934 Act.

          (xv) The statements (a) in the Prospectus under the captions "Description of Shares", "Description of Debt Securities", "Redemption; Business Combinations and Control Share Acquisitions", "Limitation of Liability; Shareholder Liability" and "Description of Notes", (b) in Item 1 of the Company's Annual Report on Form 10-K under the caption "Regulation and Reimbursement", (c) in Part B ("Authorization of Additional Common Shares of Beneficial Interest") of Item 5 of the Company's Current Report on Form 8-K dated February 17, 1997 and (d) Item 5 of the Company's Current Report on Form 8-K dated February 13, 1997 (excluding the statements under the caption "Legal Proceedings"), in each case insofar as they purport to summarize matters arising under Massachusetts or Maryland law or the federal law of the United States, or provisions of documents to which the Company is a party specifically referred to therein, are accurate summaries of such legal matters or provisions.

          (xvi) This Agreement and the Indenture have been duly authorized, executed and delivered by the Company.

          (xvii) The Indenture is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and equitable principles; and the Indenture has been duly qualified under the 1939 Act.

          (xviii) The authorized, issued and outstanding capital stock of the Company is correctly set forth in all material respects in the Prospectus under the caption "Capitalization".

          (xix) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered and paid for in accordance with the terms of this Agreement, will be valid and binding obligations of the Company enforceable in accordance with their terms subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and equitable principles; and the holders of the Securities are entitled to the benefit of the Indenture.

          (xx) The Company is not required to register as an "investment company" within the meaning of the 1940 Act.

          (xxi) To the extent required to be described therein, the Securities and the Indenture and the rights related thereto conform in all material respects to the descriptions in the Registration Statement and the Prospectus.

          (xxii) Although counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including review and discussion of the contents of all documents incorporated by reference in the Registration Statement and the Prospectus), and nothing has come to the attention of such counsel that has caused them to believe that the Registration Statement (including the documents incorporated by reference therein) at the time the Registration Statement became effective, or the Prospectus, as of its date and as of Closing Time, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of Closing Time, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to (a) the financial statements and the notes thereto and the schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or in the Prospectus, (b) the matters to be addressed in the opinion of Sherin & Lodgen LLP, special counsel to the Company, described below, or (c) the part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) of the Trustee under the 1939 Act).

          In rendering their opinion as aforesaid, Sullivan & Worcester LLP may rely upon an opinion, dated as of Closing Time, of Piper & Marbury L.L.P. as to matters governed by Maryland law, provided that such reliance is expressly authorized by such opinion and a copy of such opinion is delivered to you and is, in form and substance, satisfactory to you and your counsel. In addition, in rendering such opinion, such counsel may state that their opinion as to laws of the State of Delaware is limited to the Delaware General Corporation Law and that their opinion with respect to the qualification of the Company and its subsidiaries to do business in jurisdictions other than their respective jurisdictions of organization is based solely upon certificates to such effect issued by an appropriate official of the applicable jurisdictions.

          The opinion of Piper & Marbury L.L.P. described in the paragraph above shall be rendered to you at the request of the Company and shall so state therein.

          In addition, you shall have received at Closing Time an opinion (satisfactory to you and your counsel) of Sherin & Lodgen LLP, special counsel for the Company, dated as of Closing Time, to the effect that the proceedings (the "Excluded Proceedings") described in Item 5 of the Company's Current Report on Form 8-K dated February 13, 1997 under the caption "Legal Proceedings", in each case insofar as they purport to summarize legal proceedings are, taken together, fair summaries of such legal proceedings.

          (c) You shall have received at Closing Time an opinion, dated as of Closing Time, of Brown & Wood LLP, your counsel, as to the matters referred to in clauses (iii),

     (xiii), (xvi), (xvii), (xix) and (xxii) of the foregoing paragraph (b). In giving such opinion with respect to the matters covered by clause (xxii), such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          In rendering their opinion as aforesaid, Brown & Wood LLP may rely upon an opinion, dated as of Closing Time, of Piper & Marbury L.L P. as to matters governed by Maryland law, and the opinion of Sullivan & Worcester LLP referred to above as to matters governed by Massachusetts law. In addition, in rendering such opinion, such counsel may state that their opinion as to laws of the State of Delaware is limited to the Delaware General Corporation Law.

     (d) At Closing Time (i) the Registration Statement and the Prospectus shall contain all statements which are required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933 Act Regulations, and neither the Registration Statement nor the Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and no action, suit or proceeding at law or in equity shall be pending or to the knowledge of the Company threatened against the Company which would be required to be set forth in the Prospectus other than as set forth therein, (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, of the Company or in its earnings, business affairs or business prospects, whether or not arising in the ordinary course of business from that set forth in the Registration Statement, and (iii) no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company before or by any Federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, property, financial condition or income of the Company other than as set forth in the Prospectus; and you shall have received, at Closing Time, a certificate of the President and Chief Operating Officer and the chief financial officer of the Company, dated as of Closing Time, evidencing compliance with the provisions of this subsection
(c) and stating that the representations and warranties set forth in Section 1(a) hereof are accurate as though expressly made at and as of Closing Time.

     (e) Concurrently with the execution and delivery of this Agreement, and at Closing Time prior to payment and delivery of the Securities, Ernst & Young LLP shall have furnished to you a letter, dated the date of its delivery, addressed to you and in form and substance satisfactory to you, confirming that they are independent accountants with respect to the Company as required by the 1933 Act and the 1933 Act Regulations and with respect to the financial and other statistical and numerical information contained in the Registration Statement and the Prospectus or incorporated by reference therein. Each such letter shall contain information of the type customarily included in accountants' comfort letters to underwriters.

     (f) At Closing Time your counsel shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to you and your counsel.

     If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by you by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

     Section 6. Indemnification. (a) The Company hereby agrees to indemnify and hold harmless you and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act as follows:

          (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission, or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading:

          (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (3) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of your counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceedings by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under paragraph (1) or (2) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by you expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to your benefit, or the benefit of any person controlling you, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto and excluding documents incorporated or deemed to be incorporated by reference therein) was not sent or given by or on behalf of you to such person asserting any such losses, claims, damages or liabilities at or prior to the written confirmation of the sale of such Securities to such person, if required by law so to have been delivered, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or expense.

     (b) You agree to indemnify and hold harmless the Company, each of the Company's trustees, each of the Company's officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this
Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by you expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     Section 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and you shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and you, as incurred; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this
Section 7, you shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by you and distributed to the public were offered to the public exceeds the amount of any damages which you have otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. For purposes of this Section 7, each person, if any, who controls you within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as you, and each trustee of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

     Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of you or any controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to you.

     Section 9. Termination of Agreement. (a) You may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation of existing hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities, (iii) if trading in the Company's common shares of beneficial interest of the Company has been suspended by the Commission, or if trading generally on either the New York Stock Exchange or the American Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by Federal or New York authorities, or
(iv) if the rating assigned by any nationally recognized statistical rating organization to any long-term debt securities of the Company as of the date of this Agreement shall have been lowered since such date or if any such rating organization shall have publicly announced that it has placed any long-term debt securities of the Company on what is commonly termed a "watch list" for possible downgrading.


     (b) If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4, and provided further that Sections 6 and 7 hereof shall survive such termination.

     Section 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to you shall be directed to you at Merrill Lynch World Headquarters, North Tower, 26th Floor, World Financial Center, New York, New York 10281-1209, attention: Tjarda van S. Clagett, Director; and notices to the Company shall be directed to it at 400 Centre Street, Newton, Massachusetts 02158, Attention:
David J. Hegarty, President.

     Section 11. Parties. This Agreement shall inure to the benefit of and be binding upon you and the Company and your respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than those referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors and said controlling persons and officers, trustees and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from you shall be deemed to be a successor by reason merely of such purchase.

     Section 12. Governing Law and Time; Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

     THE DECLARATION OF TRUST ESTABLISHING THE COMPANY, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY ON FILE IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE COMPANY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE COMPANY. ALL PERSONS DEALING WITH THE COMPANY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE COMPANY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and the Company in accordance with its terms.


                                    Very truly yours,

                                    HEALTH AND RETIREMENT PROPERTIES TRUST



                                    By      /s/ Ajay Saini
                                            --------------------------
                                            Name:  Ajay Saini
                                            Title: Treasurer




CONFIRMED AND ACCEPTED, as of
the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated



By       /s/ Elizabeth Anne Casey
         -------------------------------
         Name:  Elizabeth Anne Casey
         Title: Vice President

                                   SCHEDULE I



   Company:                        Health and Retirement Properties Trust

   Underwriter:                    Merrill Lynch & Co., Merrill Lynch,
                                   Pierce, Fenner & Smith Incorporated
                                   ("Merrill Lynch")

   Purchase Agreement Dated:       July 2, 1997

   Registration Statement No.:     333-26887

   Indenture:                      Indenture dated as of July 9, 1997 and
                                   Supplemental Indenture dated as of July 9,
                                   1997, both between the Company and the
                                   Trustee

   Trustee:                        State Street Bank and Trust Company

   Title of Securities:            Remarketed Reset Notes due July 9, 2007
                                   (the "Securities")

   Currency:                       United States Dollars

   Aggregate Principal Amount:     $200,000,000

   Current Ratings:                Moody's Investors Service, Inc.: Baa2;
                                   Standard & Poor's Ratings Services: BBB;
                                   Fitch Investors Service, L.P.: BBB+

   Price to Public:                100% of the principal amount of the
                                   Securities

   Purchase Price:                 99.65% of the principal amount of the
                                   Securities

   Gross Spread:                   0.35% for the initial Remarketing Period

                                   0.075% per annum for each additional
                                   Remarketing Period

   Day Basis:                      Actual/360 for Floating Rate Mode;
                                   30/360 for Fixed Rate Mode

   Form:                           Global Note

   Maturity:                       July 9, 2007

   Initial Spread Period:          The one-year period commencing July 9,
                                   1997 and ending July 9, 1998 during
                                   which the interest rate on the
                                   Securities will be reset quarterly and
                                   will equal LIBOR (as defined) plus 0.45%

   Initial Interest Rate:          LIBOR (as defined) plus 0.45% until
                                   July 9, 1998

   Initial Interest
   Payment Dates:                  Quarterly on October 9, 1997, January 9,
                                   1998, April 9, 1998, and July 9, 1998;
                                   the interest rate on the Securities will be reset quarterly and will be payable in arrears until July 9, 1998

Duration/Mode
  Determination Date:              After the Initial Spread Period, the
                                   character and duration of the interest
                                   rate on the Securities as well as the
                                   redemption type (either Par Redemption,
                                   Premium Redemption or Make-Whole
                                   Redemption) will be agreed to by the
                                   Company and the Remarketing Underwriter
                                   on each applicable Duration/Mode
                                   Determination Date, which is the 15th
                                   calendar date prior to the first date of each Subsequent Spread Period

Subsequent Spread Period:          Determined by agreement between the
                                   Company and the Remarketing Underwriter
                                   on the applicable Duration/Mode
                                   Determination Date. Each Subsequent
                                   Spread Period will last for either one
                                   year, two years, three years, four
                                   years, five years, six years, seven
                                   years, eight years or nine years (or any integral multiple of six months) but cannot exceed the maturity date of the Securities

Interest Rate During
Subsequent Spread Periods:         If the Securities are in the Floating
                                   Rate Mode, interest will equal LIBOR
                                   plus the applicable Spread, as agreed to by the Company and the Remarketing
                                   Underwriter; if the Securities are in
                                   the Fixed Rate Mode, interest will equal the applicable Spread plus the comparable Treasury rate

Subsequent Spread:                 Determined by agreement between the
                                   Remarketing Underwriter and the Company
                                   to result in a rate which will enable
                                   100% of tendered Securities to be
                                   remarketed

Alternate Spread:                  The percentage equal to LIBOR for the
                                   Quarterly Period beginning on the
                                   Commencement Date of the Subsequent
                                   Spread Period

Redemption:                        On or after July 9, 1998, the Securities
                                   may be redeemable, in whole or part, at
                                   the option of the Company on those
                                   Interest Payment Dates that are
                                   specified as redemption dates by the
                                   Company on the applicable Duration/Mode
                                   Determination Date; the redemption type
                                   (either Par Redemption, Premium
                                   Redemption or Make-Whole Redemption)
                                   will be agreed to by the Company and the Remarketing Underwriter on each applicable Duration/Mode Determination
                                   Date

Sinking Fund Provisions:           None

Definitions and Other
  Provisions:                      As per Prospectus Supplement dated
                                   July 2, 1997

Closing Date, Time and
  Location:                        July 9, 1997, 9:00 a.m. at the offices
                                   of Sullivan & Worcester, LLP in Boston,
                                   Massachusetts